EXHIBIT 99.1
November 13, 2014

VIA EMAIL

TO:    Member Institutions in Illinois and Wisconsin

RE:    Results of 2014 Election of Federal Home Loan Bank of Chicago
Member and Independent Directors

The Federal Home Loan Bank of Chicago is pleased to announce the results of the 2014 election of Federal Home Loan Bank member and independent directors for member institutions in Illinois and Wisconsin. Please note that the Board of Directors had designated two public interest directors and one of the current public interest directors’ terms of service had expired and was up for re-election. The directors’ terms will begin on January 1, 2015.

MEMBER DIRECTORS

Illinois - Two Member Director

Number of Members Eligible to Vote	486
Number of Members Casting Votes	262
Total Eligible Votes for Each Directorship	3,886,769

Votes Received
Pirsein, David R. President & Chief Executive Officer Term Expires: December 31, 2018 (Four year term)	First National Bank in Pinckneyville Pinckneyville, IL	1,279,399

Steelman, Michael G. Chairman & Chief Executive Officer Term Expires: December 31, 2018 (Four year term)	Farmers and Merchants State Bank of Bushnell Bushnell, IL	1,533,225

Wisconsin - One Member Director

Number of Members Eligible to Vote	271
Number of Members Casting Votes	160
Total Eligible Votes for Each Directorship	1,802,481

Sennholz, William W. President & Chief Executive Officer Term Expires: December 31, 2018 (Four year term)	Forward Financial Bank Marshfield, WI	576,789

*        *        *        *

INDEPENDENT DIRECTORS

Number of Members Eligible to Vote	757
Number of Members Casting Votes	331
Total Eligible Votes for Each Directorship	5,689,250

PUBLIC INTEREST DIRECTOR*

Votes Received
Ries, Leo J. President & Chief Executive Officer Term Expires: December 31, 2018 (Four year term)	Local Initiatives Support Corporation Milwaukee, WI	2,536,333

*	See attached for consumer or community interest represented by this public interest director-elect.

Enclosed for your information is a complete list of the voting results for the Seventh District. Thank you for participating in this year's election process. Your contribution ensures sound representation on our board of directors for the mutual benefit of the Bank and its member-stockholders.

Sincerely,

/s/ Peter E. Gutzmer

Peter E. Gutzmer
Executive Vice President,
General Counsel &
Corporate Secretary
PEG:sck
Enclosure

FEDERAL HOME LOAN BANK OF CHICAGO
2014 INDEPENDENT DIRECTOR ELECTION
SUMMARY OF PUBLIC INTEREST DIRECTOR QUALIFICATIONS

PUBLIC INTEREST DIRECTOR

Ries, Leo J.

Executive Director
Local Initiatives Support Corporation (LISC)

Leo J. Ries has been the Executive Director of Local Initiatives Support Corporation (LISC) in Milwaukee, Wisconsin, since 2000. Mr. Ries was a private consultant for profit and nonprofit corporations from 1999 to 2000. He also was Deputy Commissioner for the City of Milwaukee in the Department of Neighborhood Services in 1999 and Director of the Housing and Neighborhood Development Division from 1992 to 1998. Mr. Ries served on the Board of Directors of the Neighborhood Improvement Development Corporation from 1992 to 1999, Select Milwaukee, Inc., from 1996 to 2000, Walker's Point Development Corporation from 1999 to 2000 and Canticle Court/Juniper Court from 1999 to 2000. The Board nominated Mr. Ries to serve as an independent director based on his experience representing community interests in housing, as indicated by his background.

Mr. Ries serves on the following Board committees of the Federal Home Loan Bank of Chicago: Affordable Housing (Vice Chairman) and Operations & Technology.

FEDERAL HOME LOAN BANK OF CHICAGO
RESULTS OF THE 2014 ELECTION OF FEDERAL
HOME LOAN BANK OF CHICAGO
MEMBER & INDEPENDENT DIRECTORS

ILLINOIS - MEMBER DIRECTOR RESULTS

NAME	VOTES	DOCKET #	INSTITUTION	CITY
Hackett, Darrel H.	274,453	53496	BMO Harris Bank	Chicago
Pirsein, David R.*	1,279,399	14569	First National Bank in Pinckneyville	Pinckneyville
Ponicki, Charles J.	236,052	12767	CIBM Bank	Champaign
Steelman, Michael G.*	1,533,225	13394	Farmers and Merchants State Bank of Bushnell	Bushnell
Total Number of Votes Cast	3,323,129

WISCONSIN - MEMBER DIRECTOR RESULTS

NAME	VOTES	DOCKET #	INSTITUTION	CITY
Koch, Garland W.	47,445	53779	Marine Credit Union	La Crosse
Mindak, Volala M.	119,656	55383	Park City Credit Union	Merrill
Schaefer, Edward H.	148,757	52130	Citizens Community Federal	Eau Claire
Sennholz, William W.*	576,789	01781	Forward Financial Bank	Marshfield
Sitter, J. Scott	222,615	55324	Choice Bank	Oshkosh
Total Number of Votes Cast	1,115,262

INDEPENDENT DIRECTOR RESULTS

NAME	VOTES	COMPANY	CITY
Ries, Leo J.*	2,536,333	Local Initiatives Support Corporation	Milwaukee

Total Number of Votes Cast	2,536,333

*     Elected to serve on the Board of Directors of the Federal Home Loan Bank of Chicago.